UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 6, 2015 (January 5, 2015)

BECTON, DICKINSON AND COMPANY

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction

of Incorporation)

001-4802	22-0760120
(Commission File Number)	(IRS Employer Identification No.)

1 Becton Drive, Franklin Lakes, New Jersey	07417-1880
(Address of Principal Executive Offices)	(Zip Code)

(201) 847-6800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry Into a Material Definitive Agreement.

On January 5, 2015, Becton, Dickinson and Company (“BD”) entered into a commercial paper program (the “Program”) pursuant to which BD may issue short-term, unsecured commercial paper notes (the “Notes”) pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Amounts available under the Program may be borrowed, repaid and re-borrowed from time to time, with the aggregate face or principal amount of the Notes outstanding under the Program at any time not to exceed $1,000,000,000. The Notes will have maturities of up to 397 days from date of issue. The Notes will rank at least pari passu with all of BD’s other unsecured and unsubordinated indebtedness. The net proceeds of the issuances of the Notes are expected to be used for general corporate purposes, including to finance BD’s pending acquisition of CareFusion Corporation and to pay related fees and expenses.

A commercial paper dealer will act as a dealer under the Program (the “Dealer”) pursuant to the terms and conditions of a commercial paper dealer agreement entered into between BD and the Dealer (the “Dealer Agreement”). BD may engage additional dealers to act as dealer under the Program. A national bank will act as the issuing and paying agent under the Program pursuant to the terms of an issuing and paying agent agreement.

The Dealer Agreement provides the terms under which the Dealer will either purchase from BD or arrange for the sale by BD of the Notes pursuant to an exemption from federal and state securities laws. The Dealer Agreement contains customary representations, warranties, covenants and indemnification provisions. The form of Dealer Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference as though it were fully set forth herein. The description above is a summary of the Program and is qualified in its entirety by the terms of the Program as set forth in the form of Dealer Agreement.

From time to time, the Dealer and certain of its affiliates have provided, and may in the future provide, commercial banking, investment banking and other financial advisory services to BD and its affiliates for which the Dealer has received or will receive customary fees and expenses.

The Notes have not been and will not be registered under the Securities Act or state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. The information contained in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information related to the short-term, unsecured commercial paper program described under Item 1.01 above is hereby incorporated by reference under this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Form of Commercial Paper Dealer Agreement between Becton, Dickinson and Company, as Issuer, and the Dealer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY
(Registrant)

Date: January 6, 2015	/s/ Gary DeFazio
Gary DeFazio
Vice President and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Form of Commercial Paper Dealer Agreement between Becton, Dickinson and Company, as Issuer, and the Dealer